Exhibit 21.1

Subsidiaries of Lions Gate Entertainment Corp.

0918988 B.C. ULC	British Columbia
0918989 B.C. ULC	British Columbia
100 Plus Productions, Inc.	NY
ABX Productions Inc.	PA
Active TV Ltd	UK
All About Us Productions, Inc.	CA
Anger Productions, Inc.	CA
Arima, Inc.	DE
Artisan Entertainment Inc.	DE
Artisan Filmed Productions, Inc.	CA
Artisan Home Entertainment Inc.	DE
Artisan Pictures LLC	DE
Artisan Releasing LLC	DE
Associated Corporate Holdings Ltd.	BVI
Awaken Productions Corp.	British Columbia
Awaken Productions, Inc.	British Columbia
Babe Ruthless Productions, LLC	CA
Backseat Productions, LLC	CA
Baster Productions, LLC	CA
BD Optical Media, Inc.	DE
BHF Productions Inc.	CA
Blair Witch Films LLC	CA
Blissful Productions Corp.	British Columbia
Blitz Distribution Limited	UK
Blitz Films Limited	UK
Blue Agave Productions, Inc.	CA
Blue Mountain State Productions Corp.	Canada (Federal)
Boss Kane Productions, Inc.	CA
Box Productions, LLC	CA
Burrowers Productions, Inc.	CA
Burst Productions LLC	CA
Caller Productions, Inc.	CA
Category Ish, LLC	DE
CBLG Productions, LLC	CA
Cinepix Animation Inc.	Canada (Federal)
Cinepix Films Inc.	Canada (Federal)
Civil Productions, Inc.	CA
Cooper Productions Louisiana, LLC	LA
Cornfield Productions LLC	IA

Countryman Productions, LLC	CA
Covered Moon Productions, LLC	CA
Crash 2 Television Productions, Inc.	CA
Crash Television Productions, Inc.	CA
Crick Pictures LLC	CA
Cupid Productions, Inc.	PA
Curse Productions, LLC	CA
Dancing Elk Productions, LLC	CA
Dark Days, LLC	CA
Davyco Productions, LLC	CA
DD2 Acquisition Corp.	CA
Dead Zone Production Corp.	British Columbia
Debmar Studios, Inc.	CA
Debmar/Mercury (WW) Productions, LLC	CA
Debmar/Mercury International Limited	UK
Debmar/Mercury, LLC	CA
Delish Project, LLC	DE
Delish Television Development, LLC	DE
DJM Services Inc.	CA
Dodge Productions LLC	CA
Dresden Files Productions Corp.	Ontario
Dresden Files Productions I Corp.	Ontario
Driving All The Way Productions. LLC	CA
Dude Productions, Corp.	British Columbia
Dyke Hill Mine (Pvt) Ltd.	Zimbabwe
Exercise TV International, Inc.	DE
Fear Itself Productions Corp.	Alberta
Film Holdings Co.	DE
First Ontario Film Distributor Ltd	British Columbia
Fitness TV International, Inc.	DE
Five Days Productions Corp.	British Columbia
Flea Market Productions, Inc.	CA
Full Moon Productions, LLC	CA
Furry Vengeance Productions, LLC	CA
FV Finance, LLC	CA
GC Films, Inc.y	CA
GC Short Films, Inc.	CA
Get Some Productions, LLC	CA
GGX Productions, Inc.	CA
GLC New Enterprise Licensing LLC	CA
Going South Productions, LLC	CA
Good Evel Productions, Inc.	CA

Gray Matters Productions Ltd.	K
Grindstone Entertainment Group, LLC	CA
Harold Productions, LLC	LA
Heart Frank, Inc.	CA
Higher Post LLC	CA
Horsemen Productions, LLC	CA
House Row Productions, LLC	CA
Invisible Casting Inc.	CA
IV Productions, Inc.	PA
IV3D Productions, Inc. in Canada	Ontario
IWC Productions, LLC	CA
Jardinero Productions, LLC	CA
Jessabelle Productions, Inc.	CA
Johnson Goode, LLC	CA
JV1 Delish LLC	DE
Kill Pit Productions, Inc.	PA
Knowing Domestic Rights, LLC	CA
Knowing Productions, LLC	CA
Kumar Productions, LLC	LA
Lady Prison Productions, Inc.	NY
Lamb Productions, Inc.	LA
Landscape Entertainment Corp.	DE
Landscape Films Inc.	CA
Landscape Interactive Inc.	CA
Landscape Interactive Web Design Inc.	CA
Last Productions, Inc.	CA
Last Vegas Productions, LLC	CA
LG Horror Channel Holdings, LLC	DE
LG Pictures Inc.	DE
LG Productions Canada ULC	British Columbia
LG UK Film Ventures LLC	CA
LGAC 1, LLC	DE
LGAC 2, LLC	DE
LGAC 3, LLC	DE
Lions Gate Australia Pty Ltd.	Australia
Lions Gate Channels 2, Inc.	DE
Lions Gate Entertainment Inc.	DE
Lions Gate Films Inc.	DE
Lions Gate Films Licensing LLC	DE
Lions Gate Films of Puerto Rico, Inc.	Puerto Rico
Lions Gate Films Productions Corp./Productions Films Lions Gate S.A.R.F.	Canada (Federal)
Lions Gate Home Entertainment UK Limited	UK

Lions Gate India, Inc.	DE
Lions Gate International Sales, LLC	DE
Lions Gate Mandate Financing Vehicle Inc.	DE
Lions Gate Media Ltd.	UK
Lions Gate Music Corp.	British Columbia
Lions Gate Music Publishing LLC	DE
Lions Gate Music, Inc.	DE
Lions Gate Online Shop, Inc.	CA
Lions Gate Pennsylvania 2, Inc.	PA
Lions Gate Pennsylvania, Inc.	PA
Lions Gate Pictures UK Limited	UK
Lions Gate Records, Inc.	CA
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CA
Lions Gate Television Inc.	DE
Lions Gate Television International – Latin America, Inc.	CA
Lions Gate Tennessee, Inc.	TN
Lions Gate UK Limited	UK
Lions Gate X Productions, LLC	DE
Lions Gate X-US Productions, LLC	DE
Lionsgate – TISA Television International, LLC	CA
LionsGate Channels, Inc.	DE
LOL Productions, LLC	CA
Love Lessons Productions, Inc.	CA
Lucky 7 Productions Corp.	British Columbia
Ludus Productions, Inc.	CA
Mandate Development II LLC	DE
Mandate Development LLC	DE
Mandate Films, LLC	DE
Mandate Holdings, LLC	DE
Mandate Music Publishing, LLC	DE
Mandate Pictures, LLC	DE
Mandate Productions LLC	DE
Manifest Entertainment, LLC	CA
Mercury Productions, LLC	CA
Missing Productions III Corp.	Ontario
Mix Productions Limited	UK
MK Animated, LLC	CA
MOAL, LLC	CA
Mother Productions Corp.	Ontario
MQP, LLC	DE
Music City Productions, Inc.	CA

Needle Productions Inc.	PA
Networks CTS, Inc.	DE
Next Productions, Inc.	DE
NGC Films, Inc.	CA
Nurse Productions, Inc.	NY
P2 Productions U.S., LLC	CA
Passengers Productions, LLC	CA
Pearl River Holdings Corp.	British Columbia
Peeples Productions, Inc.	CA
PGH Productions, Inc.	PA
Planetary Productions, LLC	CA
Playlist, LLC	CA
Power Mongering Despot, Inc.	CA
Production Management Inc.	NM
Profiler Productions Corp.	Ontario
Proscenium Pictures Limited	England and Wales
Psycho Productions Services Corp.	Ontario
Punisher Productions, Inc.	CA
Push Productions, Ltd	British Columbia
PWG Productions, Inc.	CA
PX1 Productions Corp.	British Columbia
PX1 Productions, Inc.	CA
R2 Productions Limited	England and Wales
R&B Productions, Inc.	CA
Rabbit Productions Inc.	CA
Radiant Productions Corp.	British Columbia
RG Productions, Inc.	CA
RRR Productions, LLC	CA
Santa Stash, LLC	CA
Screening Room, Inc.	CA
SDI Productions, Inc.	CA
See Me Louisiana, L.L.C.	LA
SELP, LLC	CA
Silent Development Corp.	DE
Skillpa Productions, LLC	CA
Special Ops Productions, Inc.	CA
SS3 Productions, Inc.	PA
Stanton Productions, LLC	CA
SU4, LLC	CA
Summit Distribution of Puerto Rico Corporation	Puerto Rico
Summit Distribution, LLC	DE
Summit Entertainment Development Services	CA

Summit Entertainment Limited	Cyprus
Summit Entertainment N.V.	Curaçao
Summit Entertainment, LLC	DE
Summit Films Limited	England and Wales
Summit Guaranty Services, LLC	CA
Summit International Distribution, Inc.	DE
Summit Productions, LLC	CA
Summit Signature, LLC	DE
Sweat Productions, Inc.	CA
Talk Productions Corp.	Ontario
TCT Productions, Inc.	NY
Ted Productions, Inc.	CA
Ted Productions, Inc.	CA
Terrestrial Productions Corp.	British Columbia
Tiger Gate Entertainment Ltd.	Hong Kong
Tiny Horse Productions, Inc.	NY
Tooth Film Productions	UK
Touch Productions Corp.	Canada (Federal)
Tough Trade Productions, Inc.	TN
TSBD Louisiana, LLC	LA
TSBD Productions, LLC	CA
Twilight Domestic Rights, LLC	CA
Twilight Productions, LLC	CA
U.R.O.K. Productions, Inc.	CA
Verdict Productions, Inc.	PA
Verona Productions, LLC	CA
Vestron Inc.	DE
Wallflower, LLC	CA
Weeds Productions Inc.	CA
Wikal Productions, LLC	CA
Wilde Kingdom Productions Corp.	British Columbia
Wildfire 2 Productions Inc.	CA
Wildfire 3 Productions Inc.	CA
Wildfire 4 Productions Inc.	CA
Wildfire Productions Inc.	CA